UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

AMERICAN AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2018 Annual Meeting of Stockholders of American Airlines Group Inc. (the “Company”) held on June 13, 2018 (the “2018 Annual Meeting”), the Company’s stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to permit stockholders who hold, in the aggregate, at least 20% of the voting power of the outstanding shares of the Company to call a special meeting of stockholders (the “Charter Amendment”), as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”). The Charter Amendment was filed with the Delaware Secretary of State on June 13, 2018 and was effective upon filing.

In connection with the Charter Amendment, the Company’s proposed revised Third Amended and Restated Bylaws (the “Restated Bylaws”), as previously approved by the Board subject to the approval by the stockholders of the Charter Amendment, became effective. As described in the Proxy Statement, the Restated Bylaws establish the procedural and disclosure requirements in connection with permitting stockholders who hold, in the aggregate, at least 20% of the voting power of the outstanding shares of the Company to call a special meeting of stockholders.

The Charter Amendment and Restated Bylaws are attached as Exhibits 3.1 and 3.2 to this Form 8-K, respectively. In addition, a marked copy of the Restated Bylaws was previously filed as Exhibit 99.1 to the Form 8-K filed April 30, 2018 to reflect the changes described above.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Proxy Statement:

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non- Votes
James F. Albaugh	366,183,296	732,627	255,983	71,727,745
Jeffrey D. Benjamin	366,282,597	610,283	279,026	71,727,745
John T. Cahill	366,181,041	721,135	269,730	71,727,745
Michael J. Embler	366,270,169	613,773	287,964	71,727,745
Matthew J. Hart	366,269,100	629,184	273,622	71,727,745
Alberto Ibargüen	366,000,260	904,640	267,006	71,727,745
Richard C. Kraemer	365,895,482	1,004,613	271,811	71,727,745
Susan D. Kronick	366,306,316	593,613	271,977	71,727,745
Martin H. Nesbitt	363,479,938	3,410,181	281,787	71,727,745
Denise M. O’Leary	366,307,347	621,467	243,092	71,727,745
W. Douglas Parker	363,193,420	3,672,704	305,782	71,727,745
Ray M. Robinson	355,412,255	11,444,262	315,389	71,727,745

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
436,311,727	1,911,449	676,475	0

Proposal 3: Advisory Vote to Approve Executive Compensation.

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
360,537,934	6,160,647	473,325	71,727,745

Proposal 4: Proposal to Amend the Restated Certificate of Incorporation.

The stockholders approved the proposal to amend the Restated Certificate of Incorporation to enable stockholders who hold at least 20% of the Company’s outstanding common stock to call special meetings.

For	Against	Abstain	Broker Non-Votes
346,785,185	3,331,501	17,055,220	71,727,745

Proposal 5: Shareholder Proposal to Call Special Meetings.

The shareholder proposal to enable stockholders who hold at least 10% of the Company’s outstanding common stock to call special meetings was not approved.

For	Against	Abstain	Broker Non-Votes
68,371,757	298,159,606	640,543	71,727,745

Item 9.01.	Financial Statements And Exhibits

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of American Airlines Group Inc.

3.2	Third Amended and Restated Bylaws of American Airlines Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 13, 2018	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs